Exhibit 10.9(a)
“2nd Lien Amendment”
AMENDMENT NO. 1 dated as of August 7, 2008 (this
“Amendment”) to the Credit, Security, Guaranty and Pledge
Agreement, dated as of June 23, 2008, among RHI Entertainment, LLC
(the “Borrower”), the Guarantors referred to therein, the
Lenders referred to therein and JPMorgan Chase Bank, N.A., as
Administrative Agent for the Lenders (in such capacity, the
“Administrative Agent”) (as the same has been amended,
supplemented or otherwise modified from time to time prior to this
Amendment, the “Credit Agreement”).
INTRODUCTORY STATEMENT
     WHEREAS, the Lenders have made available to the Borrower a term loan credit facility pursuant to the terms of the Credit Agreement, and under which $55,000,000 of Loans have heretofore been extended.
     WHEREAS, JPMorgan Chase Bank, N.A.(in such capacity, the “Incremental Lender”) has agreed to extend an Incremental Loan of $20,000,000 to the Borrower as contemplated by Section 2.16 of the Credit Agreement (referred to herein as the “August 2008 Incremental Loans”).
     WHEREAS, the Incremental Lender has requested that certain modifications be made to the Credit Agreement beyond those authorized to be made by only the Administrative Agent and the Borrower under an Incremental Amendment in accordance with the extension of the August 2008 Incremental Loan.
     WHEREAS, the Borrower, the Agent, the Incremental Lender and each of the other Lenders have agreed to amend the Credit Agreement, on the terms and subject to the conditions hereinafter set forth.
     NOW THEREFORE, the parties hereto hereby agree as follows:
     SECTION 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement (for the avoidance of doubt, as amended by this Amendment).
     SECTION 2. Amendments to the Credit Agreement Upon Amendment Effective Date. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof:
               (A) The Introductory Statement to the Credit Agreement is hereby amended by inserting the following new paragraph after the third paragraph thereof:

     “Pursuant to Amendment No. 1 (as defined herein), the Commitments under the Facility have been increased from $55,000,000 to $75,000,000 in connection with the contemplated extension of the August 2008 Incremental Loans (as defined herein).”
               (B) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:
 “August 2008 Incremental Lender” shall mean JPMorgan Chase Bank, N.A., as the Lender which initially provided the $20,000,000 of Commitments with respect to the August 2008 Incremental Loans.
 “August 2008 Incremental Loans” shall mean the Incremental Loans in the principal amount of $20,000,000 contemplated to be borrowed pursuant to Amendment No. 1.
 “Amendment No. 1” shall have the meaning given to such term in the Introductory Statement.
 “Named Kelso Entity” or “Named Kelso Entities” shall mean, individually or collectively as appropriate, Kelso AIV VII, L.P., KEP VI AIV, LLC, Kelso Investment Associates VII, L.P. and KEP VI, LLC
               (C) Section 1.1 of the Credit Agreement is hereby further amended by deleting the definitions of “Commitment” and “Eligible Assignee” in their entirety and inserting the following definitions in lieu thereof:
 “Commitment” shall mean the commitment of each Lender to make a Loan to Borrower on the Closing Date, and the commitment of the August 2008 Incremental Lender to make a Loan to the Borrower on the Extension Date (as defined in Amendment No. 1), in the amount set forth opposite its name under column entitled “Second Lien Loan Commitment” in Schedule of Commitments appearing in Schedule I.”
 “Eligible Assignee” shall mean (i) a commercial bank organized under the laws of the United States of America, or any State thereof, and having total assets in excess of $1,000,000,000, (ii) a savings and loan association or savings bank organized under the laws of the United States of America, or any State thereof, and having a net worth of at least $100,000,000, calculated in accordance with GAAP, (iii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (“OECD”), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000; provided, that such bank is acting through a branch, subsidiary or agency located in the country in which it is organized or another country which is also a member of the OECD, (iv) the central bank of any country which is a member of the OECD, (v) a financial institution, insurance company or fund which regularly engages in making, purchasing or otherwise investing in commercial loans, (vi) a “Qualified Institutional Buyer”, as defined in Rule 144A under the Securities Act of 1933, (vii) an Approved Fund, (viii) any other Person consented to by the Borrower (which consent shall not be unreasonably withheld or delayed and which consent shall not be required if an Event of Default shall have occurred and be continuing) and the Administrative Agent or (ix) with respect to assignments by the August 2008 Incremental Lender of the August 2008 Incremental Loans, any Named Kelso Entity.”
               (D) Section 2.10(a) of the Credit Agreement is hereby amended by inserting the following language immediately prior to the period at the end of the penultimate sentence thereof:
 “provided, that such prepayment premium shall not be payable in connection with any voluntary prepayment allocable to the August 2008 Incremental Loans while such Loans are held by the August 2008 Incremental Lender (but a prepayment premium shall be payable to any other Lender which from time to time holds any of the August 2008 Loans with respect to any prepayment of all or any portion of the Loans prior to the first anniversary of the Closing Date allocable on a pro rata basis to the August 2008 Incremental Loans”
               (E) Section 2.13 of the Credit Agreement is hereby amended by inserting the following language immediately prior to the period appearing at the end of the first sentence thereof:
 “provided, payments of principal shall (so long as no Event of Default has occurred and is continuing, at which times this proviso shall have no force or effect) be applied, to the extent that the August 2008 Incremental Lender (or any Named Kelso Entity) continues to hold any August 2008 Incremental Loans, first to the repayment of the August 2008 Incremental Loans held by the August 2008 Incremental Lender or by a Named Kelso Entity (but not to any other Lender holding the August 2008 Incremental Loans) until they have been reduced to zero”
               (F) Section 5.18 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:
 “Use the proceeds of the August 2008 Incremental Loans for the Borrower’s general working capital purposes (including to repay borrowings under the First Lein Agreement) and to pay fees, commissions and expenses incurred in connection with the transactions contemplated by Amendment No. 1.”

               (G) Section 13.3(b) of the Credit Agreement is hereby amended by inserting the following language immediately prior to the end of the first parenthetical appearing therein:
 “and, solely in the case of assignments contemplated to be consummated by the August 2008 Incremental Lender (other than assignments by the August 2008 Incremental Lender to any Named Kelso Entity) or by a Named Kelso Entity of any or all of the August 2008 Incremental Loans, JPM Mezzanine Capital shall (in its sole discretion), so long as it is a Lender, have the right to approve the identity of any assignees; provided, that, notwithstanding anything to the contrary contained in this Section 13.3, neither the consent or the Borrower nor the Administrative Agent shall be required to any contemplated assignment by the August 2008 Incremental Lender of some or all of the August 2008 Incremental Loans to any Named Kelso Entity”
               (H) Schedule 1 to the Credit Agreement is hereby replaced in its entirety with Schedule 1 attached to this Amendment.
     SECTION 3. Terms Applicable to August 2008 Incremental Loan. By its execution hereof, (a) the Incremental Lender, the Credit Parties and the Administrative Agent hereby acknowledge and agree that the August 2008 Incremental Loan shall be an Incremental Loan under the Credit Agreement, which shall (except to the extent otherwise set forth in this Amendment) be governed by the same terms and conditions as are applicable to the previously extended Loans under the Credit Agreement, including without limitation that the interest rates (including the Applicable Margin) for and the maturity of such Incremental Loans shall be the same as the interest rates (including the Applicable Margin) for and the maturity of the previously extended Loans under the Credit Agreement and (b) Borrower acknowledges and agrees that the Credit Agreement (as in effect as of the date hereof) does not permit the extension of any additional Incremental Loans beyond the August 2008 Incremental Loans and (c) the Incremental Lender acknowledges and agrees that the terms of the Credit Agreement, the First Lien Agreement and the Intercreditor Agreement contain restrictions preventing Borrower from repaying the Loans (including the August 2008 Incremental Loans) prior the First Priority Obligations Payment Date and that the consent of the Required Lenders (as defined in the First Lien Agreement) would need to be obtained in order for the Borrower to make any payment of the principal of the Loans (including the August 2008 Incremental Loans) prior to the First Priority Obligations Payment Date. For the avoidance of doubt, the Credit Parties, Administrative Agent, Incremental Lender and other Lenders party hereto hereby agree that this Amendment constitutes a full amendment to the Credit Agreement and shall not be subject to the limitations on the items which may be covered by an Incremental Amendment as set forth in Section 2.16 of the Credit Agreement and, notwithstanding the foregoing, that this Amendment also shall constitute an Incremental Amendment pursuant to Section 2.16 of the Credit Agreement.
     SECTION 4. Conditions to Amendment Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions (the date on which such conditions have been satisfied is referred to herein as the “Amendment Effective Date”):
               (A) the receipt by the Administrative Agent of counterparts of this Amendment which, when taken together, bear the signatures of each Credit Party, the Parent, each existing Lender, the Incremental Lender and the Administrative Agent;
               (B) after giving effect to this Amendment, no Event of Default or Default shall have occurred and be continuing; and
               (C) the representations and warranties contained in Section 6 hereof being true and correct.
     SECTION 5. Conditions to Extension of August 2008 Incremental Loan. The extension of the August 2008 Incremental Loan is subject to the satisfaction of each of the following conditions on or prior to August 21, 2008 (the date on which such conditions have been satisfied is referred to herein as the “Extension Date”)
               (A) no Default or Event of Default shall have occurred and be continuing as of the date of the date of the extension of the August 2008 Incremental Loan;
               (B) the Borrower and its Subsidiaries shall, as of the date of extension of the August 2008 Incremental Loan, be in compliance, on a Pro Forma Basis, with the provisions of Section 6.21 of the Credit Agreement;
               (C) the Administrative Agent and the Incremental Lender shall have received one or more certificates dated as of the Extension Date certifying as to the matters set forth in clauses 4(B), 5(A) and 5(B) above as well as to the accuracy of all representations and warranties made by the Credit Parties in the Credit Agreement and other Fundamental Documents, and attaching certified copies of resolutions of the governing body of the Borrower and the other Credit Parties approving the August 2008 Incremental Loans and this Amendment;
               (D) the Borrower shall have (i) delivered to the Administrative Agent a borrowing notice which, in addition to the information contained in the Borrowing Certificate, shall set forth the requested amount and use of proceeds of the August 2008 Incremental Loan, and (ii) paid any fees required under any Fee Letter arising out of the extension of the August 2008 Incremental Loan;
               (E) the Administrative Agent shall have received a certificate of the Secretary, Assistant Secretary or other appropriate officer acceptable to the Administrative Agent of each Credit Party, dated the Extension Date and certifying (i) that attached thereto is a true and complete copy of the resolutions adopted by the board of directors (or equivalent body) of such party authorizing the execution, delivery and performance in accordance with their respective terms of the Fundamental Documents executed by such Credit Party, as applicable, and any other documents required or contemplated hereunder or thereunder, the grant of the security interests in the Collateral, and in the case of the Borrower, the borrowing of the August 2008 Incremental Loans, and that such resolutions have not been amended, rescinded or supplemented and are currently in effect; and (ii) that neither (a) the articles, certificate of incorporation or certificate of formation (or equivalent document) of such party nor (b) the by laws, articles of organization, limited liability company agreement (or equivalent document) of such party, have been amended since the similar certificates delivered by such party in connection with the Closing Date;
               (F) the Administrative Agent and the Incremental Lender shall have received the written opinion of Latham & Watkins LLP, counsel to the Credit Parties, dated the Extension Date and addressed to the Administrative Agent and the Lenders which opinion shall be in form and substance reasonably satisfactory to the Administrative Agent and the Incremental Lender, a copy of which opinion is attached to this Amendment as Exhibit A; and
               (G) the Incremental Lender shall have received (i) an executed copy of that certain Guarantee and Purchase Agreement dated as of August 7, 2008 and (ii) a legal opinion of counsel satisfactory to the Incremental Lender regarding the Guarantee and Purchase Agreement referenced in the preceding clause (i).
     SECTION 6. Representations and Warranties. Each Credit Party represents and warrants that before and after giving effect to this Amendment and the making of the August 2008 Incremental Loans, the representations and warranties contained in the Credit Agreement and the other Fundamental Documents are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date).
     SECTION 7. Effect of Amendment. Upon the Extension Date, the Incremental Lender shall constitute a Lender under the Credit Agreement with respect to its $20,000,000 of Incremental Commitments being extended pursuant to this Amendment, and its “Initial Date” for purposes of such Incremental Commitments shall be the Extension Date.
     SECTION 8. Approval of Incremental Lender. By its execution hereof, the Administrative Agent and each of the Lenders acknowledges that, as required in Section 2.16 of the Credit Agreement, they approve the identity of the Incremental Lender for purposes of making the August 2008 Incremental Loan.
     SECTION 9. Reaffirmation. By its execution of this Amendment, each Credit Party and each Pledgor hereby (a) reaffirms each of its commitments in each Fundamental Document to which it is a party, (b) reaffirms each guarantee, pledge and grant of a security interest made in favor of the Administrative Agent and/or the Lenders under or in connection with any Fundamental Document to which it is a party and agrees that each such guarantee, pledge and grant shall continue in full force and effect following the execution of this Amendment, the Amendment Effective Date and the extension of the August 2008 Loan in connection with the Extension Date. For the avoidance of doubt, any reference to a secured obligation or a guaranteed obligation in each Fundamental Document shall include, without limitation, the August 2008 Incremental Loans.

     SECTION 10.Further Assurances. At any time and from time to time, upon the Administrative Agent’s request and at the sole expense of the Borrower, the Credit Parties will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Administrative Agent reasonably deems necessary to effect the purposes of this Amendment.
     SECTION 11. Fundamental Documents. This Amendment shall constitute a Fundamental Document.
     SECTION 12. Full Force and Effect. Except as expressly set forth herein, this Amendment does not constitute a waiver or a modification of any provision of the Credit Agreement or any other Fundamental Document or a waiver of any Event of Default under the Credit Agreement or any other Fundamental Document. The Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof and are hereby ratified and affirmed. As used in the Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereafter”, “hereto”, “hereof”, and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.
     SECTION 13. References. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.
     SECTION 14. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     SECTION 15. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic photocopy (i.e., “.pdf”) shall be effective as delivery of a manually executed counterpart hereof.
     SECTION 16. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Administrative Agent and Incremental Lender in connection with the preparation, execution and delivery of this Amendment and any other documentation in connection therewith, including, but not limited to, the reasonable fees and disbursements of counsel for both the Administrative Agent and the Incremental Lender.
     SECTION 17. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.

BORROWER: RHI ENTERTAINMENT, LLC
By	/s/ Henry S. Hoberman
	Name:	Henry S. Hoberman
	Title:	Executive Vice President, General Counsel and Secretary

PARENT: RHI ENTERTAINMENT HOLDINGS II, LLC
By	/s/ Henry S. Hoberman
	Name:	Henry S. Hoberman
	Title:	Executive Vice President, General Counsel and Secretary

GUARANTORS: RHI ENTERTAINMENT DISTRIBUTION, LLC
By	/s/ Henry S. Hoberman
	Name:	Henry S. Hoberman
	Title:	Executive Vice President, General Counsel and Secretary

RHI ENTERTAINMENT PRODUCTIONS, LLC
By	/s/ Henry S. Hoberman
	Name:	Henry S. Hoberman
	Title:	Executive Vice President, General Counsel and Secretary

Signature Page to Amendment No. 1 to the Second Lien Credit Agreement

RHI INTERNATIONAL DISTRIBUTION, INC.
By	/s/ Peter von Gal
	Name:	Peter von Gal
	Title:	President

LIBRARY STORAGE, INC.
By	/s/ Teresa Marando
	Name:	Teresa Marando
	Title:	Assistant Secretary

Signature Page to Amendment No. 1 to the Second Lien Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By	/s/ Kim W. Cheng
	Name:	Kim W. Cheng
	Title:	Vice President

Signature Page to Amendment No. 1 to the Second Lien Credit Agreement

JPMORGAN CHASE BANK, N.A., as the Incremental Lender and as a Lender
By	/s/ Illegible
Name:
Title:

Signature Page to Amendment No. 1 to the Second Lien Credit Agreement

JPM MEZZANINE CAPITAL, LLC as a Lender
By	/s/ Aized A. Rabbont
	Name:	Aized A. Rabbont
	Title:	Vice President

Signature Page to Amendment No. 1 to the Second Lien Credit Agreement

CALIFORNIA BANK & TRUST, as a Lender
By	/s/ Robert F. Edmonds
	Name:	Robert F. Edmonds
	Title:	Senior Vice President

Signature Page to Amendment No. 1 to the Second Lien Credit Agreement

SCHEDULE 1
Schedule of Commitments

Second Lien
Lenders	Loan Commitment
JPM Mezzanine Capital, LLC	$50,000,000
California Bank & Trust	$5,000,000
JPMorgan Chase Bank, N.A.	$20,000,000
TOTAL:	$75,000,000
This Schedule of Commitments presents the identity of the Lenders and their respective Commitments as of the Amendment Effective Date (as defined in Amendment No. 1), and may be amended from time to time by operation of Assignments and Assumptions in accordance with Section 13.3 of the Credit Agreement or, if the Administrative Agent elects to so amend this Schedule of Commitments in connection therewith, by amendment to the Credit Agreement that is executed by the Credit Parties in accordance with Section 13.10 of the Credit Agreement.

EXHIBIT A
Opinion of Counsel
[Please see attached]